UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8777 (Commission File Number)	95-1613718 (IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)	90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective October 25, 2007, the Board of Directors of Virco Mfg. Corporation (the “Company”) approved the adoption of the First Amendment to the Amended and Restated Bylaws of the Company (the “First Amendment”). A copy of the First Amendment is attached as Exhibit 3.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     Exhibit 3.1 — First Amendment to the Amended and Restated Bylaws of the Company, effective as of October 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
(Registrant)
Date: October 31, 2007	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

3.1	First Amendment to the Amended and Restated Bylaws of the Company, effective as of October 25, 2007.